                                                                    Exhibit 24.1





                                POWER OF ATTORNEY


     KNOW ALL MENT BY THESE PRESENTS, that the individual whose signature appears below hereby appoints Jeffrey P. Rhodenbaugh and Donald K. McKay, and each of them, any one of whom may act without the joinder of the other, as his attorney-in-fact with full power of substitution and resubstitution to sign on his behalf in any and all capacities, and to sign and file all amendments and post-effective amendments to, the Annual Report on Form 10-K ("Form 10-K") to be filed under the Securities and Exchange Act of 1934 by Specialty Equipment Companies, Inc., a Delaware corporation, on or about April 24, 2000, and any and all other documents that may be required in connection with the filing of the Form 10-K, which amendments may make such changes and additions to the Form 10-K as such attorney-in-fact may deem necessary or appropriate.





                                            /s/ KEVIN GLAZER
                                            ----------------
                                            Kevin Glazer



Dated:  April 18, 2000

                                                                   Exhibit 24.1





                                POWER OF ATTORNEY


     KNOW ALL MENT BY THESE PRESENTS, that the individual whose signature appears below hereby appoints Jeffrey P. Rhodenbaugh and Donald K. McKay, and each of them, any one of whom may act without the joinder of the other, as his attorney-in-fact with full power of substitution and resubstitution to sign on his behalf in any and all capacities, and to sign and file all amendments and post-effective amendments to, the Annual Report on Form 10-K ("Form 10-K") to be filed under the Securities and Exchange Act of 1934 by Specialty Equipment Companies, Inc., a Delaware corporation, on or about April 24, 2000, and any and all other documents that may be required in connection with the filing of the Form 10-K, which amendments may make such changes and additions to the Form 10-K as such attorney-in-fact may deem necessary or appropriate.





                                            /s/ AVRAM GLAZER
                                            ----------------
                                            Avram Glazer



Dated:  April 13, 2000

                                                                   Exhibit 24.1





                                POWER OF ATTORNEY


     KNOW ALL MENT BY THESE PRESENTS, that the individual whose signature appears below hereby appoints Jeffrey P. Rhodenbaugh and Donald K. McKay, and each of them, any one of whom may act without the joinder of the other, as his attorney-in-fact with full power of substitution and resubstitution to sign on his behalf in any and all capacities, and to sign and file all amendments and post-effective amendments to, the Annual Report on Form 10-K ("Form 10-K") to be filed under the Securities and Exchange Act of 1934 by Specialty Equipment Companies, Inc., a Delaware corporation, on or about April 24, 2000, and any and all other documents that may be required in connection with the filing of the Form 10-K, which amendments may make such changes and additions to the Form 10-K as such attorney-in-fact may deem necessary or appropriate.





                                            /s/ MALCOLM GLAZER
                                            ------------------
                                            Malcolm Glazer



Dated:  April 13, 2000

                                                                   Exhibit 24.1





                                POWER OF ATTORNEY


     KNOW ALL MENT BY THESE PRESENTS, that the individual whose signature appears below hereby appoints Jeffrey P. Rhodenbaugh and Donald K. McKay, and each of them, any one of whom may act without the joinder of the other, as his attorney-in-fact with full power of substitution and resubstitution to sign on his behalf in any and all capacities, and to sign and file all amendments and post-effective amendments to, the Annual Report on Form 10-K ("Form 10-K") to be filed under the Securities and Exchange Act of 1934 by Specialty Equipment Companies, Inc., a Delaware corporation, on or about April 24, 2000, and any and all other documents that may be required in connection with the filing of the Form 10-K, which amendments may make such changes and additions to the Form 10-K as such attorney-in-fact may deem necessary or appropriate.





                                            /s/ DANIEL B. GREENWOOD
                                            -----------------------
                                            Daniel B. Greenwood



Dated:  April 18, 2000

                                                                   Exhibit 24.1





                                POWER OF ATTORNEY


     KNOW ALL MENT BY THESE PRESENTS, that the individual whose signature appears below hereby appoints Jeffrey P. Rhodenbaugh and Donald K. McKay, and each of them, any one of whom may act without the joinder of the other, as his attorney-in-fact with full power of substitution and resubstitution to sign on his behalf in any and all capacities, and to sign and file all amendments and post-effective amendments to, the Annual Report on Form 10-K ("Form 10-K") to be filed under the Securities and Exchange Act of 1934 by Specialty Equipment Companies, Inc., a Delaware corporation, on or about April 24, 2000, and any and all other documents that may be required in connection with the filing of the Form 10-K, which amendments may make such changes and additions to the Form 10-K as such attorney-in-fact may deem necessary or appropriate.





                                            /s/ WILLIAM E. DOTTERWEICH
                                            --------------------------
                                            William E. Dotterweich



Dated:  April 14, 2000

                                                                   Exhibit 24.1





                                POWER OF ATTORNEY


     KNOW ALL MENT BY THESE PRESENTS, that the individual whose signature appears below hereby appoints Jeffrey P. Rhodenbaugh and Donald K. McKay, and each of them, any one of whom may act without the joinder of the other, as his attorney-in-fact with full power of substitution and resubstitution to sign on his behalf in any and all capacities, and to sign and file all amendments and post-effective amendments to, the Annual Report on Form 10-K ("Form 10-K") to be filed under the Securities and Exchange Act of 1934 by Specialty Equipment Companies, Inc., a Delaware corporation, on or about April 24, 2000, and any and all other documents that may be required in connection with the filing of the Form 10-K, which amendments may make such changes and additions to the Form 10-K as such attorney-in-fact may deem necessary or appropriate.





                                            /s/ RICHARD KENT
                                            ----------------
                                            Richard Kent



Dated:  April 13, 2000

                                                                   Exhibit 24.1





                                POWER OF ATTORNEY


     KNOW ALL MENT BY THESE PRESENTS, that the individual whose signature appears below hereby appoints Jeffrey P. Rhodenbaugh and Donald K. McKay, and each of them, any one of whom may act without the joinder of the other, as his attorney-in-fact with full power of substitution and resubstitution to sign on his behalf in any and all capacities, and to sign and file all amendments and post-effective amendments to, the Annual Report on Form 10-K ("Form 10-K") to be filed under the Securities and Exchange Act of 1934 by Specialty Equipment Companies, Inc., a Delaware corporation, on or about April 24, 2000, and any and all other documents that may be required in connection with the filing of the Form 10-K, which amendments may make such changes and additions to the Form 10-K as such attorney-in-fact may deem necessary or appropriate.





                                            /s/ CHARLES HUTCHINSON
                                            ----------------------
                                            Charles Hutchinson



Dated:  April 14, 2000

                                                                   Exhibit 24.1





                                POWER OF ATTORNEY


     KNOW ALL MENT BY THESE PRESENTS, that the individual whose signature appears below hereby appoints Jeffrey P. Rhodenbaugh and Donald K. McKay, and each of them, any one of whom may act without the joinder of the other, as his attorney-in-fact with full power of substitution and resubstitution to sign on his behalf in any and all capacities, and to sign and file all amendments and post-effective amendments to, the Annual Report on Form 10-K ("Form 10-K") to be filed under the Securities and Exchange Act of 1934 by Specialty Equipment Companies, Inc., a Delaware corporation, on or about April 24, 2000, and any and all other documents that may be required in connection with the filing of the Form 10-K, which amendments may make such changes and additions to the Form 10-K as such attorney-in-fact may deem necessary or appropriate.





                                            /s/ BARRY MACLEAN
                                            -----------------
                                            Barry MacLean



Dated:  April 17, 2000